UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 22, 2021, M&T Bank Corporation (“M&T”) announced its proposed acquisition of People’s United Financial, Inc. (“People’s United”). This Current Report on Form 8-K is being filed to provide the following documents for purposes of incorporating them by reference into one or more offering documents in connection with issuances of securities by M&T:

•

Audited consolidated financial statements of People’s United as of December 31, 2020 and December 31, 2019 and for each of the years in the three-year period ended December 31, 2020, the notes related thereto and the report of KPMG LLP dated March 1, 2021 with respect to the consolidated financial statements of People’s United and subsidiaries.

•	Interim unaudited consolidated financial statements of People’s United as of and for the three months ended March 31, 2021 and March 31, 2020 and the notes related thereto.

•	Interim unaudited consolidated financial statements of People’s United as of and for the three and six months ended June 30, 2021 and June 30, 2020 and the notes related thereto.

•	Unaudited pro forma condensed combined financial statements of M&T as of and for the year ended December 31, 2020 and the notes related thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated statements of condition of People’s United as of December 31, 2020 and December 31, 2019, the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2020, the notes related thereto and the report of KPMG LLP, independent registered public accounting firm, dated March 1, 2021.

99.2	Interim unaudited consolidated financial statements of People’s United as of and for the three months ended March 31, 2021 and March 31, 2020 and the notes related thereto.

99.3	Interim unaudited consolidated financial statements of People’s United as of and for the three and six months ended June 30, 2021 and June 30, 2020 and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial statements of M&T as of and for the year ended December 31, 2020 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2021

M&T BANK CORPORATION

By	/s/ Darren J. King
Name:	Darren J. King
Title:	Executive Vice President and Chief Financial Officer